UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund
Class I Shares
(Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund
Class I Shares
(Ticker Symbol: IQRIX)

ANNUAL REPORT
November 30, 2022

ACR Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	32
Schedule of Investments	36
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	49
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	62
Supplemental Information	63
Expense Examples	72

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.acr-investfunds.com

November 30, 2022

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present its eighth annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Our aim with this annual report is to provide a summary and discussion of the MQR Fund’s performance and positioning, plus its audited financial statements. ACR’s fund website, www.acr-investfunds.com, also provides information about the Fund and connects you to ACR’s firm website, which includes quarterly firm commentaries that explain our investment philosophy, view of market conditions, and investment strategies.

ACR understands that the trust and confidence of MQR Fund shareholders is contingent upon integrity between ACR’s words and actions and, ultimately, the MQR Fund’s investment results. The ACR investment team strives to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision-making.

Sincerely,

Tim Piechowski, CFA ®

Portfolio Manager

8000 Maryland Avenue, Suite 700 | St. Louis, MO 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

Management’s Discussion of Fund Performance

From a price perspective, MQR had a decent year as it outperformed its primary benchmark with a -10.22% net return for the fiscal year ending November 30, 2022 (“Fiscal 2022”) versus a return of -11.19% for the MSCI ACWI (Gross) Index.

However, ACR focuses on growing the fundamental value of its portfolios each year, and by this measure, the Fund’s results were less satisfactory.1 The Fund’s price-to-value ratio declined to 0.67x from 0.73x during the year, or approximately 8.22% versus the Fund’s 10.22% decline, which implies that the fundamental value of MQR’s portfolio declined by approximately 2%2.

In 2022, there were several historic events that largely explain this decline. These events included, among other items, high inflation; the need for central banks to tighten monetary policy, which led to higher interest rates and wider credit spreads; and Russia’s inexplicable invasion of Ukraine. ACR aims to incorporate significant conservativism into its appraisals of portfolio holdings so that adverse events do not drive degradation of its estimate of a holding’s fair value. However, 2022’s events were idiosyncratic enough to drive a modest decline in the portfolio’s fundamental value. The investment team believes that over time, this small decline is likely to be offset with gains in fundamental value in future years. Despite this year’s decline, ACR is confident that at its current 0.67x price-to-value level, the Fund is positioned with the potential to drive material relative outperformance and absolute returns going forward.

The Fund’s net long exposure increased from approximately 81% as of November 30, 2021 to 90% as of the November 30, 2022 fiscal year end. We stated in last year’s letter that ACR would deploy ”dry powder” if market volatility picked up in Fiscal 2022, and indeed, ACR found incremental opportunities to deploy capital into new securities during the year. The Fund’s new positions in DCC plc, FedEx, Aercap, and Nerdy generally served to lower the price to value in the portfolio while also adding some diversification.

The remainder of this letter will provide an overview of the Fund’s objectives and a discussion of the Fund’s Fiscal 2022 performance. It will also discuss the market conditions under which the Fund has operated since inception and why these past conditions, along with the Fund’s current positioning, give the team confidence that the Fund is well-positioned going forward.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period that includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e., stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market-value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

[1]	The MSCI (ACWI) Gross Index captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries. With approximately 2,469 constituents, the index covers approximately 85% of the global investable opportunity set.
[2]	ACR’s price to value statistic compares the price of MQR’s holdings to ACR’s estimate of the present value of the discounted estimated future cash flows to equity of the Fund’s holdings using a weighted average discount rate (currently 10% for MQR Fund) based on ACR’s estimate of the risk of these cash flows being achieved.

“Above-average relative returns” means returns higher than returns of an equity-market benchmark in the long run. The equity-market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

ACR achieves each of these objectives by seeking securities that (a) have reliable cash flows and (b) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at fundamental value, is expected by the investment team to generate a return that is materially in excess of inflation.3 We believe the discipline to purchase the security at a discount to our estimate of fundamental value should allow us to earn an excess return over this minimum hurdle. More importantly, the discount to fundamental value has the potential to help protect capital against permanent impairment, thereby increasing the likelihood that the Fund meets its return hurdles.

Overview of Fiscal 2022 Performance

MQR Fund shares generated a -10.22% net return in Fiscal 2022 versus a return of -11.19% for the MSCI ACWI (Gross) Index and -8.26% for the HFRI Equity Hedge (Total) Index4.

MQR’s price performance was driven by its U.S.-domiciled holdings, which made up approximately 34% of the Fund’s exposure during the year. U.S.-domiciled holdings were approximately flat over the period, adding approximately 3 basis points to aggregate returns, versus a decline of 9.21% for the S&P 500 Index5,6. There was significant bifurcation in the price returns of the underlying holdings making up this return stream. Holdings in commodity businesses like Chevron Inc., Comstock Resources and Resolute Forest Products (each up between 69% and 123%) were aided by the real and perceived effects of high inflation and Russia’s invasion of Ukraine. Offsetting gains from commodity businesses were those that were or were perceived to be harmed by higher interest rates and higher inflation, including Lumen, General Motors, and Five Point Holdings (each down between 30% and 62%).

MQR’s ex-U.S. holdings made up approximately 54% of the Fund’s exposure during the year. On an aggregate basis, these holdings detracted from price performance during the year, declining on a price basis by a weighted average of 21.91% versus an 11.87% decline for the MSCI All Country World Index ex-USA (“ACWX”)7. Investment returns here were negatively impacted by the Fund’s exposure to homebuilding and building products-related businesses in the U.K., exposure to auto parts manufacturers, a lack of investments in oil and gas companies, and an investment in wine producer and distributor Naked Wines.

The three largest detractors and contributors to Fund returns during the fiscal year are discussed in greater length in the following section. However, it should be noted here that ACR focuses on growth in the fundamental value of the overall Fund, and the fluctuations in price in a given year of a few holdings are unlikely to drive the longer-term performance of the Fund. Rather, longer-term performance will be most correlated and causally tied to ACR’s investment team correctly forecasting the discounted cash flows to equity to be received by holders of its investee companies’ shares and purchasing them at a price below fundamental value.

[3]	Cash flow refers to cash that is available to reinvest in a business, make acquisitions, pay down debt or distribute to shareholders.
[4]	The HFRI Equity Hedge Index consists of investment managers who maintain positions both long and short in primarily equity and equity derivative securities.
[5]	A basis point is one one-hundredth of a percent.
[6]	The S&P 500 Index® is made up of large capitalization U.S. Equities, with the index making up approximately 500 of the largest companies in the United States that make up some 80% of the country’s available market capitalization.
[7]	The MSCI ACWI ex USA index captures large and mid-cap representation across 22 of 23 developed market (excluding the U.S.) and 24 emerging market countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity outside the United States.

ACR’s fundamental investment approach employs deep research at both the industry and company level. The goal of this approach is to achieve an understanding of a business’s cash flow profile, its ability to redeploy its cash flow, as well as to gain an understanding of the terminal economics of each business it analyzes. ACR’s primary goal in this approach is to have a high probability of only deploying capital at a discount to the present value of a security’s long-term cash flows.

Despite a modest 2% reduction in the portfolio’s fundamental value in 2022, the investment team continues to believe that its current holdings are materially undervalued. One measure for this is the Fund’s price-to-value (p/v) statistic, currently 0.67x, which measures the discount at which the Fund’s holdings (ex-cash) trade to fundamental value. Its reciprocal, 1/0.67x or 49%, is the amount by which the Fund’s holdings would appreciate in total if they were to each reach fundamental value immediately.

Importantly, ACR would highlight that the p/v statistic of 0.67x is based upon ACR discounting the future cash flows to equity of the Fund’s holdings at a weighted average of 10%. Thus, theoretically, if ACR’s investment team were 100% accurate in its analysis (which it will not be) and were buying the portfolio at a 1 price to value, Fund investors would expect to generate a 10% annualized return on the Fund’s equity holdings. Given that ACR believes it is buying companies well below a 1 price to value, our analysis suggests returns for the Fund will be better than this if our assumptions prove to be approximately correct.

In the above chart, one can see that in the past few years, price to value has not converged closer to 1 in the MQR portfolio. Though we do not know when, our belief is that there will be periods when this will occur in the future. One potential catalyst for closing the price-to-value discount in the portfolio is if value stocks gain favor over growth stocks in the period ahead. The “value” versus “growth” phenomenon is discussed more in the section below titled “The Market Conditions Under Which the Fund has Operated Since Inception.”

Detractors and Contributors Fiscal 2022

The three largest detractors for the Fund in FY 2022 were Naked Wines, Plastic Omnium, and Eurocell.

Naked Wines (“WINE,” 379 basis points negative contribution, 88% decline)

Naked Wines was the Fund’s largest detractor in the period. WINE is based in the U.K. but is considered the largest winery in the U.S., selling wine online only, direct to consumer (DTC). WINE’s business received a significant tailwind from the Covid pandemic as wine consumers had to find alternative sources for their wine purchases outside normal retail channels. During the Covid year of 2020, WINE’s customer count increased 53%, revenue 67% and profit 86%. ACR’s investment team internally debated alternative possible outcomes but thought the most likely outcome was that the added business scale and higher level of consumer awareness would start a virtuous circle for the businesses. More awareness should increase customers, which should incentivize more talented wine makers to join, which should improve product assortment, which should lead to more sales, which should allow for more supply-chain efficiency, which in turn should allow WINE to improve its customer proposition (either higher quality or lower prices). The company’s management appeared to align with ACR’s thinking, and in 2021 made large upfront wine purchase commitments to satisfy the expected demand growth over the subsequent years. ACR, and management, were wrong. It became apparent in 2022 that the customers acquired during the Covid years had a lower propensity to remain customers and, hence, were less profitable than historical customer acquisitions. In 2022, we also saw the reopening of society post Covid lockdowns; wine purchases shifted back to retail and restaurant locations, and DTC wine volume shipments dropped by approximately 9%. The company quickly went from a well-capitalized company with an improving business to one overcommitted on inventory that needed a credit facility to pay for wine production in progress and the committed inventory that was sitting idle in its warehouses. Further, Apple made changes to its privacy policies for iOS devices, and this made digital advertising much less effective and, hence, more expensive. Lastly, inflation increased Naked Wines’ distribution costs, and the company had to raise prices while industry volumes were declining. The confluence of these events led to the company’s 85% share-price decline. While ACR continues to believe that Naked Wine’s business is differentiated versus peers, that the company’s unit economics work and that its product provides a value to customers, the fact remains that 2022 was an unexpected step backwards for the company. ACR’s investment team was wrong in its assessment of continued corporate performance progress, and this, combined with the lower level of certainty around the company’s eventual customer count and other opportunities to invest the Fund’s capital, caused ACR to exit the Fund’s position in WINE.

Plastic Omnium (“POM,” 224 basis point negative contribution, 39% decline)

Plastic Omnium was the second-largest detractor in the period. POM is a French auto parts manufacturer, and it is, to a large extent, dependent on global auto production. The company has now faced three consecutive years of well-below normal levels of global auto production. Global auto production was approximately 86 million in 2019, and this dropped to approximately 72 million during the Covid year of 2020. The production rebound that many expected in 2021 did not occur, as global semiconductor shortages kept global auto production to approximately 74 million units. In 2022, we did not see the rebound previously expected as Russia’s invasion of Ukraine further deteriorated the global automotive supply chain. ACR’s investment process makes allowances for uncertainty by incorporating our estimates of industry up and down cycles into our expectations, but we did not envision three consecutive years of well-below normal levels of global auto production. It appears the market was similarly caught off guard and reacted myopically to the near-term deterioration in the company’s corporate performance by reducing the company’s share price significantly. ACR’s investment process revolves around investing in businesses it believes are durable and adaptable (quality) and investing in these companies at a significant discount to ACR’s estimate of fundamental value, with fundamental value determined by the cash the company can distribute to shareholders over its business life. ACR’s estimate of fundamental value for POM has come down slightly as the past two years have been worse than originally expected, but ACR’s overall thesis continues to hold up. POM is a global leader in its markets with number 1 global share in intelligent exterior systems (15% market share), clean energy systems (22% market share) and plastic modules (18% market share). The company continues to gain market share and is well-managed. The investment team continues to believe a more normal level of global auto production is closer to the high 80s to low 90s million per year and expect the company’s share price to be materially higher once these more normal levels of production are reached.

Eurocell (“ECEL,” 156 basis points negative contribution, 43% decline)

Eurocell was the third-largest detractor in the period. ECEL is a U.K.-based manufacturer and retailer of PVC (plastic) window frames and other products for the repair, maintenance, and improvement (RMI) market. ECEL is expected to be negatively impacted by inflationary cost increases at a time of deteriorating consumer confidence related to rising inflation and higher interest rates. The company’s share price dropped to reflect the deteriorating near-term corporate performance outlook. ACR also expects a more difficult near-term operating environment but believes the market’s focus on near-term first-order effects (higher interest rates means lower RMI spend) has caused a large overreaction in the company’s share-price decline. Zooming out from the near term, the opportunity for ECEL is as attractive as it was at the beginning of the year, perhaps even more so. ECEL is differentiated versus competitors due to its large number of retail locations (makes it easier for contractors to find products) and its ownership and usage of its recycling facility (lower cost production and more environmentally friendly). ECEL has invested significantly in its supply chain, recycling capability, retail store count, and warehousing capacity, and this has allowed the company to increase market share over the past years. ACR expects a deteriorating industry environment to impact competitors more negatively than ECEL, and the investment team expects the company to come out of this industry downturn better positioned versus peers than it went in. Further, ACR does not expect long-term demand for its products to be negatively impacted by the current environment, perhaps the opposite. This inflationary crisis is partially driven by high energy prices, and one of the easiest and most affordable ways to improve a home’s energy efficiency is by replacing old drafty windows. ECEL is the U.K.’s market-leading manufacturer of energy-efficient window frames to cater to this demand. We expect the market to revalue ECEL’s shares materially higher once it realizes the quality of the business and the favorable longer-term industry dynamics.

The three largest contributors to the Fund in FY 2022 were Comstock Resources, Chevron, and Fairfax Financial.

Comstock Resources (“CRK,” 313 basis point contribution, 123% return)

Comstock was the largest contributor to the fund in the period. CRK is an energy exploration and production company, primarily operating in the unconventional Haynesville basin in northwest Louisiana and east Texas. The Haynesville basin is a premier natural gas basin with direct access to the high-value Gulf Coast markets and liquefied natural gas (LNG) exporting corridor. Exports of natural gas have grown fourfold since the fund initially made this investment more than four years ago. At the time of investment, natural gas was selling for less than $3 per one thousand cubic feet (mcf) versus the $6.50 it averaged in 2022. ACR’s original purchase price translated to less than four times Comstock’s depressed cash flow at 2018 trough natural gas prices or, put another way, ACR felt like it was buying a dollar for around 60 cents. ACR’s research also indicated that those depressed prices were not high enough to stimulate new production in what is a capital-intensive industry. CRK had a best-in-class cost structure, and ACR expected eventual price support for natural gas due to capital discipline, because so much money had been lost in the space in prior years. Further, ACR anticipated climate concerns would drive increased power generation demand from coal-to-natural gas switching (e.g., natural gas is about 66% less carbon-intensive than coal). ACR’s views turned out to be correct. Storage levels of natural gas remain below the five-year average despite high prices as capital drilling still remains scarce. According to the U.S. Energy Information Administration, five years ago, coal and natural gas were each about 25% of power production in the U.S. Today, natural gas is near 40% and coal is less than 20% and in decline. Nuclear has remained steady at 20%. Renewables have doubled to nearly 20% of production in the last five years, but their intermittent availability makes them unreliable for base load power, unlike natural gas. And for now, the cost of several days of storage for renewable power remains prohibitively expensive, leaving natural gas as the dominant base load power source. The high price realizations in 2022 have produced a doubling of free cash flow growth at CRK, which has allowed the company to de-lever materially, reinstate a dividend, and do tuck-in acquisitions at low multiples. Today, the company is well-positioned to keep meeting global demand growth for LNG as countries grapple with both energy security and climate concerns. ACR first reduced and then entirely exited the Fund’s position in CRK as its share price moved up throughout the year.

Chevron (“CVX,” 196 basis point contribution, 69% return)

Chevron was the second-largest contributor to the Fund in the period. Unlike Comstock, which is a smaller, somewhat niche operator in the energy exploration and production space, CVX is a global, fully integrated energy producer with operations in the U.S. and abroad. It produces about 3% of all the oil equivalents consumed globally in a day. At the time of ACR’s investment back in early 2020, Covid was wreaking havoc on the energy markets. Front month West Texas Intermediate crude oil for May 2020 settlement actually traded at a negative value ($45 per barrel), as those that were long the contract had to pay for storage because there was no immediate demand for it. Global oil consumption had been about 100 million barrels of oil per day, and during Covid it dropped to about 90 million barrels of oil a day. While just a 10% demand drop seems incongruous with what were plummeting oil prices at the time ($70 to $20), ACR’s experience in the sector told us that this was very much possible in an extreme scenario given that prices are set by the marginal purchaser in oil markets. ACR’s expectation was that at some point, economic activity would normalize, and we would see oil demand rebound. The key was owning a company that would be able to survive the lull in economic activity and the decline in oil and gas prices for long enough to see an eventual rebound. CVX had, and still has, the best balance sheet in the industry, an AA credit rating, and was best positioned to weather the Covid-induced storm. At the time of its investment, ACR’s research indicated that CVX could generate $8 to $12 of normalized cash earnings in a $60 oil price environment, which ACR believes is the price that is needed globally to stimulate incremental production in this capital-intensive industry. Similar to our Comstock thesis, ACR anticipated that the losses incurred in the sector during the years prior to and including the early days of the Covid-19 pandemic would make capital scarce. Thus, those that had capital like CVX would be well-positioned once the market recovered. This thesis came to fruition this year as the price of oil shot north of $100 and demand once again neared 100 million barrels of oil per day, in excess of supply for most of 2022. Chevron was the beneficiary of that, as cash earnings per share have been over $17 over the last 12 months. The company never cut its dividend during the downturn and has reinstated stock buybacks with the substantial free cash flow it is generating. ACR believes CVX remains the premier globally integrated energy producer.

Fairfax Financial (“FFH,” 142 basis points contribution, 31% return)

Fairfax Financial Holdings is a Toronto-based global multi-line property and casualty insurance company with approximately $89 billion in assets. FFH’s shares appreciated in 2022 because of two items. First, FFH entered the year with its fixed-income portfolio very conservatively positioned with just a 1.2-year duration. In comparison, many of FFH’s competitors were operating with durations of approximately 4 to 5 years. For each 100-basis-point increase in interest rates at a 1.2-year duration, FFH would expect to have unrealized losses of approximately 1.2% of the value of its investment book. In contrast, peers would have expected a 4% to 5% loss per 100-basis-point change in rates. Given that rates on one-year U.S. Treasuries moved up approximately 450 basis points during the year and rates on 5-year U.S. Treasuries moved up 268 basis points during the year, there were significant unrealized fixed-income losses across the insurance landscape. For Fairfax, these figures were small given the low duration of its investment book. This will benefit FFH as it will rapidly accrete gains on its investment book as its low-duration bonds mature, and then, monies can be redeployed into bonds with much higher rates, which will boost interest income in future periods. In contrast, it will take longer for its peers to recoup unrealized losses in their fixed-income books, and longer to increase their cash flow with higher interest income. Secondarily, the insurance market continued a “hard market” or period of high pricing per unit of risk insured. For FFH this hard market is very likely to prove beneficial as the company is currently writing more insurance policies than in prior periods when pricing was softer, and likely doing so at much higher underwriting profits. ACR’s research indicates that FFH continues to be materially undervalued based on the level of interest income FFH is likely to generate in the future, and the potential for the company to generate large underwriting profits from the current hard market.

The Market Conditions Under Which the Fund has Operated Since Inception

In past MQR Fund annual letters, ACR has written about a phenomenon we have called the Value Depression. In 2022, we began to see the reversal of this phenomenon and believe that over time there is a likelihood that this reversal will continue and provide both relative- and absolute-return benefits to MQR shareholders.

There are two related phenomena that make up the Value Depression. First, “growth” stocks have significantly outperformed “value” stocks since inception of the Fund. Second, U.S. stocks have materially outperformed ex-U.S. stocks. There is some correlation to these items, as ex-U.S. indices are materially underweight technology stocks, which generally are in the “growth” camp.

One can see in the chart below that value stocks, or those companies that generally have established business models, are likely to grow at rates at or slightly below GDP, and those that generally have lower multiples have underperformed, while those in nascent industries have seen their share prices rise more substantially. One example of this is in the United States, where the Russell 1000 Growth Index8 is up 168% since the inception of the Fund on December 31, 2014, while the Russell 1000 Value index is up just 85%.9

[8]	The Russell 1000 Growth Index® measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index® companies with higher price-to-book ratios and higher forecasted growth values.
[9]	Please reference the appendix for the full MQR Fund performance disclosures. The Russell 1000 Value Index® measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Secondarily, the S&P 500 is up 130% since inception of the Fund versus a 32% return for the MSCI ACWI ex USA (“ACWX”).

Each of these factors has held back the Fund’s performance, as ACR’s analysis generally has a “value” tilt to it, and value stocks have been exceptionally out of favor.

This value tilt is not necessarily intentional; rather, ACR’s investment team generally is underinvested in “growthier” businesses as these tend to be companies that trade at high valuation multiples with business models that have not been tested over cycles and where ACR’s investment team has difficulty building confidence in the durability of high growth rates. This is not to say that ACR couldn’t own certain high-growth businesses in the future—and, indeed, one feature of the current portfolio is that our research shows that our companies are positioned to generally grow at the same rate or faster than the MSCI ACWI Index as a whole—but that ACR would have to be confident that it was paying a very low multiple of expected cash flow in the event that we are wrong about a company’s going-forward growth rate.

The question for ACR’s investment team (and Fund shareholders) that we asked last year bears repeating: have we missed the proverbial boat by not riding along as growth outperformed value, or, does the significant outperformance of growth reflect a cyclical willingness of the market to buy growth at speculative prices while ignoring fundamentals?

Our research continues to indicate that the markets of the least several years have largely ignored fundamentals and provided ACR with the opportunity to build a portfolio that is demonstrably cheaper than the market with better debt-to-capital statistics and similar growth rates. We look forward to a continuation of a reset where companies with discernable cash flows rerate higher and those with more speculative cash flow profiles rerate lower.

Current Positioning of the MQR Fund

ACR’s investment team believes that the Value Depression has allowed it to create a portfolio that is concentrated in a select number of opportunities with characteristics that are substantially different than that of the market.

Today, as is shown graphically in the charts below, MQR is structured with a portfolio that has a weighted average price/earnings (P/E)10 ratio that is well below that of the ACWI, with returns on equity11 that are above and price-to-book (P/B) values12 that are well below those of the index. Too, the Fund’s companies maintain debt-to-capital ratios13 that are below that of the average company in the index, suggesting that the Fund’s holdings have better balance sheets and greater financial flexibility than the average index constituent.

[10]	Price to Earnings compares the market capitalization of a company to the net income available to common equity.
[11]	Return on Equity compares the net income available to common equity to common equity.
[12]	Price to Book compares the market capitalization of a company to its common shareholders’ equity.
[13]	Debt to Capital compares the debt of a company to the total of its debt plus its shareholders’ equity.

As of November 30, 2022, Source: ACR Analysis, Barclays, DataStream

As of November 30, 2022 Source: ACR Analysis, Bloomberg, S&P Capital IQ

As of November 30, 2022, Source: ACR Analysis, Bloomberg, S&P Capital IQ

As of November 30, 2022, Source: ACR Analysis, Bloomberg, S&P Capital IQ

As ever, ACR does not know when the market will appreciate the characteristics of the Fund’s portfolio companies. However, we continue to believe that high-conviction, fundamentally researched portfolios with advantaged characteristics such as those demonstrated in the charts above have the potential to provide the best opportunity for material relative outperformance and absolute returns over the long run.

Conclusion

MQR’s Fiscal Year 2022 performance was acceptable from a relative market-price perspective, but from a fundamental value standpoint, ACR’s research indicates that the Fund’s holdings saw a 2% reduction in fundamental value. ACR’s research indicates that this reduction in fundamental value was likely one time and that increases to estimates of fundamental value in future years will likely cause this year’s decline to become a rounding error over the longer term. MQR’s holdings continue to have low P/Es, low P/Bs, higher returns on equity, and low debt-to-capital statistics in both absolute terms and relative to that of its benchmark. Given this and the investment team’s deep fundamental research on each holding in the portfolio, ACR’s investment team is confident that the MQR Fund is well-positioned to potentially generate attractive returns in future periods.

Thank you for your continued trust,

Tim Piechowski, CFA ®

Portfolio Manager

Appendix: MQR Fund’s Performance Disclosures

Total Fund Market Return	Fiscal Year Ended 11/30/2022	5 Years Ended 11/30/2022	Inception To Date Return[1]
MQRIX at NAV	-10.22%	5.23%	5.11%
MSCI ACWI (Gross) Index	-11.19%	6.94%	7.91%
HFRI Equity Hedge (Total) Index	-8.26%	4.92%	5.13%

[1]	Reflects 95 months of performance, annualized, as fund was launched 12/13/2014.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees.

The performance data quoted here represents past performance, which is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Appendix: ACR’s Investment Principles

Investment Principles

Fundamental value and risk are our focus when evaluating investments

Fundamental (or intrinsic) value is the cash generated by an enterprise or asset over its useful life. Fundamental value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase, which is higher than fundamental value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse fundamental value with market price. Market price is what we pay. Fundamental value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Fundamental value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others—well informed or not—were willing to pay for it at various times in the past.

Fundamental value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new-era theories that have driven market prices to speculative levels in the short run have always succumbed to fundamental value in the long run.

We insist on quality with a “margin of safety”

The quality of a security is defined by the reliability of the cash flows or assets that comprise its fundamental value. The quality of an investment is defined by the price paid for the fundamental value received.

A quantifiable “margin of safety” is the hallmark of a quality investment. For higher-rated fixed-income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower-rated fixed-income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the fundamental value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative-return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk-reducing as well as value-enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between fundamental value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between fundamental and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will underperform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. All investments involve risk, and principal loss is possible. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more-established companies or market averages in general. The prices of fixed- income securities respond to economic developments, particularly interest-rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Investments in foreign securities may involve risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. Derivatives may be more sensitive to changes in market conditions and may amplify risks. Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Fund holdings are subject to change. Please see full holdings in the Schedule of Investments in this report.

November 30, 2022

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our sixth annual investment report for the ACR International Quality Return Fund (“IQR” or “IQR Fund” or “the Fund”) covering the period November 30, 2021 through November 30, 2022.

Our aim with this annual report is to provide you with the information you need to understand the Fund’s investment principles, its recent performance, its current positioning, and its potential longer-term prospects. We believe that once shareholders understand the investments they own and why they own them, they can make decisions based on knowledge, not short-term noise/emotion. We believe that making long-term decisions based on knowledge is the most reliable way to investment success in a world that is becoming increasingly short-term-oriented.

We understand that your trust and confidence in ACR and the IQR Fund is contingent upon the integrity between ACR’s words and actions, and ultimately the IQR Fund’s investment results. The ACR investment team will strive to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision- making.

Sincerely,

Willem Schilpzand, CFA®

Portfolio Manager

8000 Maryland Avenue, Suite 700 | St. Louis, MO 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

Management’s Discussion of Fund’s Performance

The net performance of the Fund’s I Class shares for fiscal year 2022, from November 30, 2021 to November 30, 2022, was -23.95% versus -11.87% for the Fund’s benchmark, the MSCI All Country World Index Ex-U.S. This year’s performance was disappointing, but as we will explain, the underlying performance of our companies was much better than the price performance indicates, and we have confidence that a large majority of the negative price performance will be recouped in future years. Below are the topics we will cover.

I.	IQR Fund’s Investment Philosophy
II.	Fiscal Year 2022 in Review
III.	Longer-Term Returns
IV.	IQR Fund Positioning and Potential Prospects
V.	Conclusion
VI.	Appendix

I.	IQR Fund’s Investment Philosophy

Before discussing the Fund’s fiscal 2022 performance and its potential longer-term prospects, we first want to articulate to shareholders how we invest.

The IQR Fund deploys the simple-to-understand philosophy of valuing businesses based on the cash the company can distribute back to its owners (the shareholders for public companies) over its business life. We then attempt to invest in a select group of businesses that our research indicates are worth considerably more than the public market currently ascribes to them. This philosophy is often described as fundamental investing and stands in stark contrast to other investment strategies that have no anchor in valuing businesses. High frequency trading, momentum investing, factor investing, low price/earnings (P/E) or low price-to-book investing, macro investing, or passive/index investing are examples of strategies that do not know, or care about, what the estimated values of their investments are. We find this odd, yet strangely we appear to be in a shrinking minority.

The IQR Fund philosophy is simple to understand but not easy to implement. It requires discipline (limiting your research to companies you can actually value), more discipline (to invest only in durable and ideally adaptable businesses—in our view, quality businesses), knowledge/skill (an ability to actually render a reasonably accurate valuation), patience (to wait for the right price to buy), confidence (to have the courage to buy when the opportunity arises), humility (to keep an open mind about being wrong), more confidence (to maintain conviction when evidence supports your thesis, even when the stock price performance doesn’t), more humility (to have sufficient diversification in your portfolio to partially protect against mistakes/bad luck), and more patience (to wait for share prices to eventually converge to your estimated value over time).

Discipline, patience, confidence, and humility are each noted twice above versus just once for skill because we believe they are more important for generating satisfactory long-term investment returns. Skill is table stakes. Skill by itself would only lead to success in the hypothetical world where things happen exactly as expected (highlighted by the straight line below). In reality, where things never go exactly as expected (winding path to success below), much more is needed.

The future is uncertain, and since valuing a business is based on long-term future outcomes, investing is inherently uncertain. Most market participants attempt to circumvent this fact by coming up with investment strategies not dependent on valuing a business (examples noted above). Others ignore uncertainty and attempt to fit their investments into the straight-line future outcome model. This turns into first-order thinking, where guesstimates of the near future have a specific predictable outcome. An example of this type of thinking is: if interest rates rise, mortgages will be more expensive; hence, sell companies related to homebuilding. This looks like investing but is more guesstimating about near-term pivot points (e.g., will interest rates rise, will next quarter’s earnings beat consensus estimates) mostly unrelated to longer-term business value. From this lens, it is easy to see how near-term market movements, particularly during times of heightened uncertainty, can become detached from company fundamentals. Trade flows become dominated by actors not focused on business value or increasingly focused on near-term outcomes. For the IQR Fund, uncertainty is a feature of the investment process, not a bug. Uncertainty becomes the longer-term opportunity to take advantage of.

The remainder of this letter will describe the year’s performance and articulate why we own the investments we do. We hope this provides you the information to make a judgement on whether we are good stewards of your capital and can execute the investment philosophy (from discipline to more patience) described above. Further, we will provide our view of the potential prospects of the Fund if we can execute our philosophy appropriately. We believe the IQR Fund philosophy is sound and provides the most likely route to satisfactory long-term returns. This does not mean the path will be smooth (remember the winding path to success) or that we are immune from making mistakes. The Fund’s philosophy requires judgement under times of stress and uncertainty. We have made mistakes in the past, and we will make mistakes in the future. We will continue to execute the Fund’s investment philosophy and remain confident of meeting our long-term investment objectives of generating a satisfactory absolute and relative return over a longer time period.

II.	Fiscal Year 2022 in Review

The net performance of the Fund’s I Class shares for fiscal year ended November 30, 2022 was -23.95% versus -11.87% for the Fund’s benchmark. This outcome was caused by the intersection of several events. We had to recalibrate our expectations for several Fund companies due to the events that transpired in 2022, we made mistakes that cost the Fund performance, and our intra-year portfolio allocation decisions have not yet borne fruit. We should have done better, but we highlight later in this letter that the Fund’s price-to-value statistic became significantly more attractive during fiscal 2022, and therefore we are confident that most of the negative performance in fiscal 2022 is likely to prove transitory.

Recalibration of expectations:

Earlier, we explained that uncertainty is a feature in the Fund’s process. This means we must make allowances for uncertainty. We do this by limiting our investments to companies our research indicates should have durability and should be adaptable to changes in the environment (exogenous or from competition). We make further allowances for uncertainty by including the inevitable ups and downs of business cycles and competitive dynamics in our estimates of future corporate performance. Lastly, we make another allowance for uncertainty by only investing in companies when our estimate of value exceeds the available purchase price by a considerable margin.

During the 2020-2021 period, we made minor adjustments to our estimates of company values as the Covid-induced corporate downside was already incorporated into our expectations. We didn’t foresee Covid, but we had made downside allowances to future corporate performance as we realized that eventually a downturn would occur. Due to the realization of a downside event in 2020-2021 that negatively impacted the corporate performance of many Fund companies (e.g., lower demand, supply-chain disruption, higher cost), we expected stable-to-improving corporate performance coming out of this period for the Fund’s portfolio companies before another downcycle would hit in the medium to longer term. We did not foresee Russia’s invasion of Ukraine, and the subsequent impacts it would have. Supply-chain efficiency worsened, input costs increased, and interest rates rose. These items are expected to negatively impact the near-term corporate performance of many Fund companies, and therefore we recalibrated our valuation assumptions to reflect this new environment.

The Fund’s second largest detractor for fiscal 2022 was Countryside Partnerships Plc (“Countryside”), our third largest was Eurocell Plc (“Eurocell”), and our fourth largest was Greencore Plc (“Greencore”). Each company has its specific circumstances, but Countryside and Eurocell are related.

Countryside is a U.K.-based home builder, and Eurocell is a U.K.-based manufacturer and retailer of PVC (plastic) window frames and other products for the repair, maintenance, and improvement (RMI) market. Both companies are expected to be negatively impacted by inflationary cost increases at a time of deteriorating consumer confidence related to rising inflation and higher interest rates. Each company’s share price dropped to reflect the deteriorating near-term corporate performance outlook. We also expect a more difficult near-term operating environment for both companies but believe the market’s focus on near-term first-order effects has caused a large overreaction in the companies’ share-price declines. Business value is determined by the cash returned to shareholders over the corporation’s life, and therefore we should focus on the long term versus the short term. Long-term questions to answer relate to whether the current environment will negatively impact the durability of the company and whether the longer-term end market demand has been impaired.

Both Countryside and Eurocell have strong balance sheets, and near-term corporate headwinds should pose no durability risks. Both companies are also very favorably positioned within their market, and we expect both to take market share during difficult industry periods. Both companies are leaders in their industry, have the scale to withstand industry stress, and each has specific assets that differentiate it from competition (recycling and retail capability for Eurocell and relationships and offsite manufacturing for Countryside). Instead of the current events deteriorating each company’s durability, we think it might enhance it. We also see little risk of deteriorating long-term end-market demand, perhaps the opposite. This inflationary crisis is partially driven by high energy prices, and one of the easiest and most affordable ways to improve a home’s energy efficiency is by replacing old drafty windows. Eurocell is the U.K.’s market-leading manufacturer of energy-efficient window frames to cater to this demand. Countryside’s specific focus on homebuilding is for affordable housing in partnership with quasi-government authorities. The U.K. has a significant shortage of affordable housing, and the solution to rising home prices and the associated lack of affordability is to increase the supply of housing. Further, the energy efficiency of new-build homes is significantly greater than the old current stock, and this might accelerate the demolition of old stock in favor of new homes. We believe the longer-term demand drivers for both companies remain in place. We have made small negative value adjustments to both companies to recalibrate to their likely worse near-term corporate performance, but the longer-term outlook remains very positive, and has perhaps improved.

Greencore, an Ireland-based assembler and distributor of food to-go items (mostly sandwiches, salads, and sushi), is a business-to-business company and sells mostly into U.K. grocery and convenience stores. The company was negatively impacted by the Covid pandemic as fewer people went to the office and had fewer occasions to grab a Greencore item for lunch or for dinner on the way back home. Greencore has illustrated its durability and adaptability over the past two years by thriving when competitors languished. The company’s revenue is 20% greater than pre-Covid levels, while industry revenue barely returned to pre-Covid levels. Greencore has had to invest in new capacity to satisfy the new business wins, and these start-up costs have reduced margins in the near term. The recent inflationary cost increases should put further strain on the company’s margins, and the market appears myopically focused on this and any potential demand drop from higher prices. We believe the market is again missing the forest for the trees. Greencore has a demonstrated track record of gaining market share during industry downturns. Its margins are held back currently due to various non-repeating items and should expand into the future as facility efficiency improves. Further, the company’s products should hold up well during an industry downturn. First-order thinking is that higher food costs will increase Greencore’s sandwich prices, and this, in turn, will lower consumer demand. However, it is not just Greencore’s costs that are increasing—all alternatives to food to-go items are also increasing in cost and price. It is likely that certain Greencore customers will trade down to buying grocery items and making their own sandwiches. Offsetting this is the potential that restaurant or fast-food customers trade down to Greencore products, which are approximately 20% cheaper than the equivalent fast-food option. We expect the market to eventually realize the favorable competitive position and earnings power of the business.

We made mistakes:

Naked Wines was the Fund’s largest detractor in 2022, with the share price down approximately 85% this fiscal year. This is bad enough by itself, but Naked Wines was also the Fund’s third-largest holding (6.0% fund position) coming into fiscal 2022. We got the investment wrong, and we got the weighting wrong. This requires explanation.

Naked Wines is based in the U.K. but is considered the largest winery in the U.S., selling wine online only, direct to consumer (DTC). The U.S. alcohol market has a three-tier distribution system where the normal wine supply chain goes from winery to distributor to retail store (the three tiers). Wineries need to make a margin, distributors need to make a margin, and retail stores need to make a large margin due to high levels of inventory and low levels of product turnover. Naked Wines’ model disrupts this status quo wine supply chain. Naked Wines funds wine makers, who make the wine, and distributes the wine DTC. This supply chain removes a layer of cost and increases inventory turnover, further saving cost, and allows Naked Wines to offer similar-quality wine at retail stores for prices that are 20-50% lower. Further benefits of the company’s model are that wine is shipped directly to your house, and the trouble of finding the wine you want has been reduced by online algorithms that match wines to your preferences. The downside of this proposition is that consumers need to buy in larger quantities (usually 12 bottles), as shipping fewer bottles is expensive and would reduce or remove Naked Wines’ price advantage versus the retail channel. A further downside is that it takes around two to three days to receive a shipment of wine, and impulse buys are therefore best satisfied in the retail channel.

We validated the company’s unit economics and validated the company’s differentiated business model and proposition. We were/are confident that it would be nearly impossible for a competitor to replicate Naked Wines’ model as the company’s size has created a virtuous circle of network effects. Naked Wines is the industry’s largest DTC company, and this attracts more talented wine makers to join the company. More talented wine makers provide a selection of quality wines, which attracts more consumers. More consumers attract more talented wine makers, etc. The main uncertainty for us in evaluating this business was the eventual end-market demand. Our research indicated the consumer surplus was real (lower prices at equivalent quality), but we were uncertain about the number of U.S. households willing to buy wine online in 12-bottle increments. Further, we were uncertain about Naked Wines’ ability to increase customer awareness to attract new customers. Absent looking for a good business to invest in, we never would have been aware of Naked Wines and its products. Uncertainty about eventual end-market penetration kept us from initially making the investment a larger position in the Fund.

Enter the Covid pandemic. Suddenly people were locked in their houses and were forced to find alternative sources for many household goods and consumer products outside of normal retail channels. In 2020, many people learned that wine can be shipped directly from a winery to a consumer’s house. Naked Wines’ customer base had grown from 474,000 to 580,000 in the two years prior to Covid, but then jumped to 886,000 (+53%) during the Covid year. Revenue went up an even more impressive 67%, and profit went up an even more impressive 86%! More consumers buying more wine led to more efficiency in Naked Wines’ supply chain and much higher profits. Naked Wines’ share price appreciated significantly in fiscal 2020, but we did not sell. We believed that Covid was a step change for the business and that its prospects had structurally improved. More awareness should increase customers, which should incentivize more talented wine makers to join, which should improve product assortment, which should lead to more sales, which should allow for more supply-chain efficiency, which in turn should allow Naked Wines to improve its customer proposition (either higher quality or lower prices). We liked the business model before, the business model appeared to be improving, and now we believed our concerns about consumer adoption were alleviated. We re-evaluated the business based on the new information and increased our estimate of value for the company and maintained a sizable position in the company after it had appreciated significantly (approximately 6% of Fund assets coming into fiscal 2022).

Things have not worked out as we expected. The management team believed, like us, that the customer base would continue to grow due to increased brand awareness and a strong and improving customer proposition. During 2020, the company’s inventory level was short of customer demand, and the company wanted to make sure this would not reoccur. Wine has a long supply chain (grapes planting to harvesting to crushing to wine aging), and the company made large upfront wine purchase commitments during 2021 to allow for sufficient inventory and consumer choice over the subsequent years. Unfortunately, the management team, and we, misread the Covid cycle. When Covid became more endemic and retail locations and restaurants opened again, consumer expenditure shifted away from online purchases. In 2022, the volume of DTC wine shipments was down approximately 9%. The company quickly went from a well-capitalized company with a thriving business to one overcommitted on inventory that needed a credit facility to pay for wine production in progress and the committed inventory that was sitting idle in its warehouses. Further, Apple made changes to its privacy policies for iOS devices, and this made digital advertising much less effective and, hence, more expensive. Lastly, inflation increased Naked Wines’ distribution costs, and the company had to raise prices while industry volumes were declining. The confluence of these events led to the company’s 85% share-price decline.

We acknowledge two mistakes in our Naked Wines investment. We overestimated the company’s potential market share. We had many debates internally about artificially inflated demand during Covid and the normalized economics for the business. After our research, we sided with the view that penetration in the U.S. was still low (Naked Wines has ~1% market share of the addressable U.S. market versus closer to 4% and 7% in the company’s more mature markets of Australia and the U.K., respectively) and that Covid was the awareness event the company needed to unlock future market penetration. We were wrong. It has now become apparent that many of the consumers that joined the company during the Covid period have a lower propensity to remain customers. These customers are not as loyal nor as profitable as prior customers. This is evidence that contradicts our view of an improving customer proposition and growing future market penetration off the Covid customer level. Our second mistake was position sizing. We believed the positive events during 2020 would unlock a virtuous circle for the company and would allow the company to go from strength to strength. This outcome was increasingly built into the company’s share price and, while our research indicated that the share price could/should be higher, this was only the case if the “strength to strength” scenario played out. It didn’t, and we should have allowed more room for uncertainty in the Naked Wines investment by sizing it smaller.

We remain shareholders of Naked Wines, but now at a reduced position size. We are again less certain about the eventual penetration rate in the U.S., but now the company’s share price doesn’t require us to believe the penetration rate will go up. We remain confident that the company’s business model is differentiated (not replicable), that it provides a large consumer surplus, that its unit economics work, and that online sales of wine is not a dying business. The company is profitable, and once it runs down its excess inventory over the next one to two years, the company should have a significant net cash balance. We believe the company’s current profitability combined with the future excess cash approximate the company’s market cap at the end of November 2022. Any growth should be upside. We are frustrated with our mistakes, but we always try to make the next best decision. In this case, we believe it is continued ownership of Naked Wines.

Intra-year portfolio decisions have not borne fruit:

The Fund also had several large contributors in the year. The French defense company, Thales, appreciated by greater than 70%, and our investments in a Canadian insurance company, Fairfax Financial (“Fairfax”), and in a Norwegian insurance company, Protector Forsikring (“Protector”), both appreciated by greater than 30%.

We were on the negative side of short-term market moves on Countryside, Eurocell and Greencore (and others), but we got the benefit of short-term trading flows on Thales, Fairfax, and Protector. Russia’s invasion of Ukraine put E.U. defense spending front and center, and with Thales as one of the best-positioned European defense contractors, the market quickly revalued the company’s share price. In October 2021, we invested in Thales, as our research indicated that E.U. defense budgets were too low and should grow while the company’s share price reflected zero future growth. Thales is well-capitalized and well-managed, and we envisioned a satisfactory return in the company if it managed to grow in the future. Further, the company’s exposure would diversify the Fund’s risk exposures as defense expenditures often do not align with the business cycle. We did not envision Russia’s invasion of Ukraine and the subsequent announcement of E.U. governments to raise their defense budget expenditures. The share price appreciated notably in 2022. Both insurance companies, Fairfax and Protector, benefited from rising global interest rates as higher interest rates should improve the forward-going investment return on both companies’ investment books.

All three companies’ share prices appreciated rapidly in 2022, and our changes in estimates of value did not keep up (our estimates of value increased, just not by as much as their share-price appreciation), so we decided to trim all three positions. If we take the group of three companies as a basket, the trim decision was a negative one. We trimmed as prices increased, but prices continued to go up after we trimmed. Worse, we reinvested the trim proceeds into a group of companies whose risk/reward was much more favorable, but whose share prices continued to go down after we purchased them. These portfolio decisions contributed negatively during the year, but we believe the Fund will be rewarded for these decisions over the longer term.

Fiscal 2022 year in review conclusion:

We are disappointed in the Fund’s 2022 performance. We had to recalibrate the through-the-cycle expectations for many Fund companies due to the sooner-than-expected deteriorating end markets. This was a small negative impact. Further, we made a mistake in estimating the longer-term corporate performance for one investment, and this mistake was compounded by its overweight in the Fund. We will certainly make mistakes in the future but hope to not repeat this compound mistake. Lastly, fiscal 2022 performance was negatively impacted by portfolio decisions where we sold securities that went up more and invested in companies that continued to go down. In the short run, this price momentum hurt our performance. However, we believe the market is misappraising the Fund’s investments, as articulated above, and expect a significant amount of the negative performance to be unwound in future periods. The next sections attempt to quantify the Fund’s potential prospects.

III.	Longer-Term Returns

Below is the Fund’s annual performance, the Fund benchmark’s annual performance, and the Fund’s cash balance. Fiscal 2022 is the worst absolute and relative performance in the Fund’s history (considering the nearly fully invested level versus the relative underperformance with 50% average cash in 2017).

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-855-955-9552. Per the most recent prospectus, gross and net expense ratios were 1.56% and 1.12%, respectively.

The IQR Fund got off to a slow start with capital deployment (average cash balance of 50%) and, hence, got left behind when the market rallied strongly in 2017. After the start-up phase, we believe the IQR Fund performance versus its benchmark is more illustrative.* After a disappointing 2022, the Fund is now behind the benchmark and behind the longer-term absolute-return expectation we have for the Fund. We have already articulated that we believe the negative 2022 performance is mostly transitory, and the next section will highlight why we remain confident in meeting the Fund’s absolute- and relative-return objectives over the longer term.

*	Please reference the appendix for the full IQR Fund performance disclosures.

	Fiscal Year Ended 11/30/2022	3 Yr	5 Yr	Since Inception
IQR Fund	-23.95%	1.46%	0.17%	1.52%
MSCI ACWI ex USA Index	-11.87%	1.75%	1.48%	5.06%

Inception date of the Fund is December 30, 2016, and returns are annualized for the period ended November 30, 2022.

IV.	IQR Fund’s Positioning and Potential Prospects

There were many positive aspects to fiscal 2022. We were able to reduce the Fund’s cash balance from 15.7% to 2.6% (a historical low), and the Fund’s price to value was reduced from 0.71 to 0.58.

% Invested vs. Liquid Reserve

Source: ACR

As of November 30, 2022

Past Performance is no guarantee of future results.

IQR Price to Value

Our estimate of potential future returns goes up with a higher percentage invested (i.e., lower cash balance) at a lower price to value (i.e., higher discount to estimate of value). The Fund’s value gap to our estimate of fair value at the start of the year was approximately 34% ((84.3% / 0.71 + 15.7%) - 1), but this value gap has increased to 70% at the end of 2022 ((97.4% / 0.58 + 2.6%) - 1). The significant increase in the value gap during fiscal 2022 highlights that the underlying Fund performance (the one we measure based on the change in estimated Fund value during the year) was much better than the Fund’s actual price performance during the year.

V.	Conclusion

We hope we have provided Fund shareholders with sufficient information to make a sound judgment on the historical performance of the Fund and its prospects. We made mistakes in the year, but we also believe our capital allocation decisions that hurt fiscal 2022 performance have added value and should drive future performance. Further, we believe the market prices for many Fund investments are not representative of the value of those investments and expect the Fund shareholders to be rewarded for their patience in these investments in the future. Below is a graphical representation of our historical view of the Fund’s estimate of value and the actual Fund trading price. The graph clearly shows that the Fund has added value over time (assuming our valuation estimates are approximately correct) but that the Fund’s price has dipped back to starting levels in fiscal 2022. Our historically low cash balance at near-historical low price to value (0.58 P/V), underpins the potential for strong expected future returns. This is illustrated by our estimate of $17.10 value versus the fiscal year-end 2022 IQR Fund trading price of $10.05.

IQR Fund Estimated Value vs. Fund Price

Thank you for your continued trust, and please reach out to us if you have any questions.

The ACR Investment Team

Willem Schilpzand, CFA®

Portfolio Manager

Appendix: Notes on the IQR Fund Investment Objectives

IQR Fund Investment Objective

“The investment objective of the ACR International Quality Return (IQR) Fund (the “Fund” or “IQR Fund”) is to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and the Fund’s benchmark over a full market cycle.”

It is important to note that “providing a return above the Fund’s cost of capital and the Fund’s benchmark” are performance objectives the Fund expects to meet. We consider the “cost of capital” of the Fund to be approximately 6% real + inflation (the opportunity cost for our Fund shareholders). The Fund’s benchmark is the MSCI All Country World Index Ex-U.S. The timeframe of “over a full market cycle” remains purposefully undefined as market prices can vary widely from fundamental value over the short to medium term. The IQR Fund has no control over when prices start to converge towards underlying fundamental value (as determined by actual cash flows of companies), but history and corporate financial theory give us significant confidence that prices will eventually converge with value. This is the Fund’s advantage. We make the trade-off for short- to medium-term uncertainty for the opportunity to outperform over the longer term (i.e., “a full market cycle”). “Protect capital from permanent impairment” is a philosophical objective that signals to Fund shareholders that the IQR Fund is resolutely focused on risk and will not allocate capital (i.e., will build a cash balance) in the absence of satisfactory risk/reward investment opportunities. This is a similar methodology to what private equity firms deploy, but IQR executes this strategy in the public markets. “Risk” does not mean volatility, as the IQR Fund portfolio is expected to move around similarly to markets, but “risk” means taking equity risk and not getting an equity-like return over a sufficiently long investment period.

Appendix: IQR Fund’s Performance Disclosures

	Fiscal Year Ended 11/30/2021	Fiscal Year Ended 11/30/2022	Since Inception
IQR Fund	14.24%	-23.95%	1.52%
MSCI ACWI ex USA Index	9.14%	-11.87%	5.06%

Inception date of the Fund is December 30, 2016.

Per the most recent prospectus, gross and net expense ratios were 1.56% and 1.12%, respectively.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.10% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-855-955-9552.

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,261 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. One cannot invest directly in an index.

Appendix: ACR’s Investment Principles

Investment Principles

Fundamental value and risk is our focus when evaluating investments

Fundamental (or intrinsic) value is the cash generated by an enterprise or asset over its useful life. Fundamental value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase that is higher than fundamental value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse fundamental value with market price. Market price is what we pay. Fundamental value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Fundamental value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others—well informed or not—were willing to pay for it at various times in the past.

Fundamental value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new-era theories that have driven market prices to speculative levels in the short run have always succumbed to fundamental value in the long run.

We insist on quality with a “margin of safety”

The quality of a security is defined by the reliability of the cash flows or assets that comprise its fundamental value. The quality of an investment is defined by the price paid for the fundamental value received.

A quantifiable “margin of safety” is the hallmark of a quality investment. For higher-rated fixed-income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower-rated fixed-income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the fundamental value of a company must be significantly greater than its price. For other types of investments, and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better than average. The problem is most investment managers believe they are better than average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we believe we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative-return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk-reducing as well as value-enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between fundamental value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price. Diversification does not ensure a profit or protect against a loss in a declining market.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between fundamental and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will underperform at some time, and this could be the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30, 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. All investments involve risk, and principal loss is possible. Investments in the securities of United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. trades heavily with other European countries, the United States and China, and it may be impacted by changes to the economic health of its key trading partners. The U.K. also relies heavily on the export of financial services. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The Fund invests in ETFs (exchange-traded funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Fund holdings are subject to change. Please see full holdings in the Schedule of Investments in this report.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

HFRI Equity Hedge Index consists of Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities.

MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,469 constituents, the index covers approximately 85% of the global investable equity opportunity set.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Class I	-10.22%	5.23%	5.11%	12/31/14
HFRI Equity Hedge (Total) Index	-8.26%	4.92%	5.13%	12/31/14
MSCI ACWI Index	-11.19%	6.94%	7.91%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class I shares were 1.66% and 1.29%, respectively, which were the amounts stated in the current prospectus dated April 1, 2022. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI ex USA Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Class I	-23.95%	0.17%	1.52%	12/30/16
MSCI ACWI ex USA Index	-11.87%	1.48%	5.06%	12/30/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class I shares were 1.56% and 1.12%, respectively, which were the amounts stated in the current prospectus dated April 1, 2022. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 88.8%
	COMMUNICATIONS — 9.9%
75,000	Liberty Global PLC - Class C*[1,2]	$1,551,000
61,000	Liberty Latin America Ltd. - Class C*[2]	475,190
112,000	Lumen Technologies, Inc.[1]	612,640
157,000	Nerdy, Inc.*	331,270
130,000	Vodafone Group PLC - ADR[1]	1,459,900
		4,430,000
	CONSUMER DISCRETIONARY — 19.5%
149,000	Cie Plastic Omnium S.A.	2,333,036
42,000	General Motors Co.[1]	1,703,520
211,000	Haier Smart Home Co., Ltd. - Class D	234,822
34,100	Lennar Corp.	2,476,001
19,500	Magna International, Inc.[2]	1,201,005
108,729	Vistry Group PLC	811,176
		8,759,560
	CONSUMER STAPLES — 0.5%
300,000	Greencore Group PLC*	232,855

	ENERGY — 6.4%
10,609	Chevron Corp.	1,944,736
17,500	DCC PLC	931,921
		2,876,657
	FINANCIALS — 28.9%
18,000	AerCap Holdings N.V.*[2]	1,105,200
196,000	Barclays PLC - ADR[1]	1,558,200
100,753	Burford Capital Ltd.	917,997
26,980	Citigroup, Inc.[1]	1,306,102
5,200	Fairfax Financial Holdings Ltd.[1,2]	2,980,398
71,000	Jefferies Financial Group, Inc.[1]	2,697,290
40,000	Power Corp. of Canada	1,006,245
112,500	Protector Forsikring A.S.A.	1,379,990
		12,951,422
	INDUSTRIALS — 15.5%
21,000	Ashtead Group PLC	1,281,734
10,000	FedEx Corp.	1,822,200
70,000	ISS A/S*	1,529,011
30,000	Sulzer A.G.	2,316,895
		6,949,840
	MATERIALS — 4.3%
510,000	Eurocell PLC	937,387

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	MATERIALS (Continued)
48,000	Resolute Forest Products, Inc.*[1]	$1,012,800
		1,950,187
	REAL ESTATE — 1.8%
127,733	Five Point Holdings LLC - Class A*	275,903
7,000	Howard Hughes Corp.*	521,780
		797,683
	TECHNOLOGY — 2.0%
20,000	Dell Technologies, Inc. - Class C1	895,800
	TOTAL COMMON STOCKS
	(Cost $41,530,392)	39,844,004
	PREFERRED STOCKS — 2.3%
	ENERGY — 2.3%
3,357	Elk Liquidating Trust *[3,4,5]	68,280
3,073	EPI Preferred Holdings, Inc.[3,4,5]	958,905
		1,027,185
	TOTAL PREFERRED STOCKS
	(Cost $356,450)	1,027,185

Principal Amount
	SHORT-TERM INVESTMENTS — 8.4%
$3,796,466	UMB Bank Demand Deposit, 0.01%[6]	3,796,466
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,796,466)	3,796,466

	TOTAL INVESTMENTS — 99.5%
	(Cost $45,683,308)	44,667,655
	Other Assets in Excess of Liabilities — 0.5%	223,321
	TOTAL NET ASSETS — 100.0%	$44,890,976

Number of Shares
	SECURITIES SOLD SHORT — (1.0)%
	EXCHANGE-TRADED FUNDS — (1.0)%
(2,500)	iShares Russell 2000 ETF	(468,425)
	TOTAL EXCHANGE-TRADED FUNDS
	(Proceeds $382,871)	(468,425)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $382,871)	$(468,425)

ADR-American Depository Receipt

ETF- Exchange-Traded Fund

LLC - Limited Liability Company

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

PLC - Public Limited Company

*	Non-income producing security.

[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $8,921,467, which represents 19.9% of total net assets of the Fund.

[2]	Foreign security denominated in U.S. Dollars.

[3]	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 2.3% of total net assets of the Fund. The aggregate value of these securities is $1,027,185.

[4]	Post-reorganization assets.

[5]	Security in a privately owned company.

[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	28.9%
Consumer Discretionary	19.5%
Industrials	15.5%
Communications	9.9%
Energy	6.4%
Materials	4.3%
Technology	2.0%
Real Estate	1.8%
Consumer Staples	0.5%
Total Common Stocks	88.8%
Preferred Stocks	2.3%
Short-Term Investments	8.4%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 97.3%
	CANADA — 8.7%
5,440	Fairfax Financial Holdings Ltd.	$3,121,085
902,710	KITS Eyecare Ltd.*	1,697,782
		4,818,867
	DENMARK — 4.1%
104,578	ISS A/S*	2,284,299

	FRANCE — 15.5%
112,673	Accor S.A.*	2,967,779
206,866	Cie Plastic Omnium S.A.	3,239,099
20,210	Danone S.A.	1,062,165
10,232	Thales S.A.	1,308,908
		8,577,951
	GUERNSEY — 2.9%
174,122	Burford Capital Ltd.	1,586,489

	IRELAND — 8.9%
60,610	DCC PLC	3,227,641
2,177,277	Greencore Group PLC*	1,689,968
		4,917,609
	NORWAY — 5.5%
103,891	Multiconsult A.S.A.[1]	1,430,968
130,316	Protector Forsikring A.S.A.	1,598,531
		3,029,499
	SWITZERLAND — 7.5%
57,277	Medmix A.G.[1]	1,007,580
40,460	Sulzer A.G.	3,124,720
		4,132,300
	UNITED KINGDOM — 44.2%
73,012	Ashtead Group PLC	4,456,284
213,426	Barclays PLC - ADR	1,696,737
1,522,518	Eurocell PLC	2,798,409
185,218	Liberty Global PLC - Class C*[2]	3,830,308
331,502	Liberty Latin America Ltd. - Class C*[2]	2,582,400
880,231	Naked Wines PLC*	951,842
346,071	Victoria PLC*	1,776,862
457,622	Vistry Group PLC	3,414,102

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number
of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
259,695	Vodafone Group PLC - ADR	$2,916,375
		24,423,319
	TOTAL COMMON STOCKS
	(Cost $68,302,275)	53,770,333

Principal Amount
	SHORT-TERM INVESTMENTS — 2.1%
$1,166,933	UMB Bank Demand Deposit, 0.01%[3]	1,166,933
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,166,933)	1,166,933

	TOTAL INVESTMENTS — 99.4%
	(Cost $69,469,208)	54,937,266
	Other Assets in Excess of Liabilities — 0.6%	325,226
	TOTAL NET ASSETS — 100.0%	$55,262,492

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,438,548 which represents 4.4% of total net assets of the Fund.

[2]	Foreign security denominated in U.S. Dollars.

[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	22.8%
Consumer Discretionary	20.6%
Communications	16.9%
Financials	14.5%
Consumer Staples	6.7%
Energy	5.8%
Materials	5.1%
Health Care	4.9%
Total Common Stocks	97.3%
Short-Term Investments	2.1%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of November 30, 2022

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Assets:
Investments, at value (cost $45,683,308 and $69,469,208, respectively)	$44,667,655	$54,937,266
Foreign currency, at value (cost $19,915 and $62,651, respectively)	21,514	64,231
Cash	-	23,719
Cash deposited with broker for securities sold short	623,149	-
Receivables:
Dividends and interest	165,207	349,338
Prepaid expenses	9,132	11,242
Total assets	45,486,657	55,385,796

Liabilities:
Securities sold short, at value (proceeds $382,871 and $0, respectively)	468,425	-
Payables:
Fund shares redeemed	11,908	8,895
Advisory fees	23,837	22,577
Shareholder servicing fees (Note 7)	7,475	9,414
Fund administration and accounting fees	15,734	19,804
Transfer agent fees and expenses	6,906	6,005
Custody fees	4,689	5,951
Trustees' deferred compensation (Note 3)	22,972	22,230
Auditing fees	14,981	15,508
Legal fees	4,969	3,949
Trustees' fees and expenses	1,659	1,568
Chief Compliance Officer fees	1,353	1,915
Due to broker	-	22
Accrued other expenses	10,773	5,466
Total Liabilities	595,681	123,304

Net Assets	$44,890,976	$55,262,492

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$44,762,927	$70,170,714
Total distributable earnings (accumulated deficit)	128,049	(14,908,222)
Net Assets	$44,890,976	$55,262,492

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$44,890,976	$55,262,492
Shares of beneficial interest issued and outstanding	3,467,646	5,498,562
Redemption price per share	$12.95	$10.05

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2022

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Investment income:
Dividends (net of foreign withholdings taxes of $62,062 and $128,824, respectively)	$1,422,873	$1,384,122
Interest	580	513
Total investment income	1,423,453	1,384,635

Expenses:
Advisory fees	465,089	633,866
Shareholder servicing fees (Note 7)	29,062	68,120
Fund administration and accounting fees	95,343	121,263
Trustees' fees and expenses	11,327	13,447
Transfer agent fees and expenses	30,507	27,514
Registration fees	28,999	33,000
Legal fees	20,002	21,501
Auditing fees	15,001	15,549
Custody fees	13,790	22,951
Chief Compliance Officer fees	10,800	12,001
Shareholder reporting fees	9,001	8,520
Miscellaneous	8,599	5,599
Dividends on securities sold short	6,052	-
Insurance fees	4,100	4,500
Interest expense	2,836	-
Total expenses	750,508	987,831
Advisory fees waived	(159,090)	(289,290)
Fees paid indirectly (Note 3)	(1,169)	(1,289)
Net expenses	590,249	697,252
Net investment income	833,204	687,383

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,030,964	(784,116)
Foreign currency transactions	(3,647)	87,550
Net realized gain (loss)	1,027,317	(696,566)
Net change in unrealized appreciation/depreciation on:
Investments	(7,031,472)	(18,257,705)
Securities sold short	77,000	-
Foreign currency translations	(2,050)	(718)
Net change in unrealized appreciation/depreciation	(6,956,522)	(18,258,423)
Net realized and unrealized gain (loss)	(5,929,205)	(18,954,989)

Net Increase (Decrease) in Net Assets from Operations	$(5,096,001)	$(18,267,606)

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$833,204	$448,816
Net realized gain (loss)	1,027,317	(351,728)
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(6,956,522)	8,785,217
Net increase (decrease) in net assets resulting from operations	(5,096,001)	8,882,305

Distributions to Shareholders:
Distributions:
Class A1	-	(22,638)
Class I	(399,519)	(205,542)
Total distributions to shareholders	(399,519)	(228,180)

Capital Transactions:
Net proceeds from shares sold:
Class A1	-	11,520
Class I	6,863,775	18,562,598 [2]
Reinvestment of distributions:
Class A1	-	19,554
Class I	386,354	198,645
Cost of shares redeemed:
Class A1	-	(5,859,978)[3]
Class I4	(6,028,314)	(5,492,440)
Net increase in net assets from capital transactions	1,221,815	7,439,899

Total increase (decrease) in net assets	(4,273,705)	16,094,024

Net Assets:
Beginning of period	49,164,681	33,070,657
End of period	$44,890,976	$49,164,681
Capital Share Transactions:
Shares sold:
Class A1	-	796
Class I	510,594	1,236,324 [5]
Shares reinvested:
Class A1	-	1,653
Class I	26,426	16,707
Shares redeemed:
Class A1	-	(387,733)[6]
Class I	(450,650)	(394,310)
Net increase (decrease) in capital share transactions	86,370	473,437

[1]	Class A shares were converted into Class I shares effective as of the close of business on June 11, 2021.
[2]	Proceeds from shares sold include $5,414,446 converted from Class A to Class I.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

[3]	Cost of shares redeemed include $5,414,446 converted from Class A to Class I.

[4]	Net redemption fee proceeds of $814 and $2,862, respectively.

[5]	Shares sold include 354,330 converted from Class A to Class I.

[6]	Shares redeemed include 356,446 converted from Class A to Class I.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$687,383	$427,442
Net realized gain (loss)	(696,566)	2,800,789
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(18,258,423)	(579,224)
Net increase (decrease) in net assets resulting from operations	(18,267,606)	2,649,007

Distributions to Shareholders:
Distributions:
Class A1	-	(28)
Class I	(3,085,467)	(137,793)
Total distributions to shareholders	(3,085,467)	(137,821)

Capital Transactions:
Net proceeds from shares sold:
Class A1	-	5,000
Class I	14,581,724	38,782,564 [2]
Reinvestment of distributions:
Class A1	-	28
Class I	3,078,671	137,793
Cost of shares redeemed:
Class A1	-	(13,492)[3]
Class I4	(11,617,382)	(1,185,720)
Net increase in net assets from capital transactions	6,043,013	37,726,173

Total increase (decrease) in net assets	(15,310,060)	40,237,359

Net Assets:
Beginning of period	70,572,552	30,335,193
End of period	$55,262,492	$70,572,552
Capital Share Transactions:
Shares sold:
Class A1	-	363
Class I	1,328,095	2,680,559 [5]
Shares reinvested:
Class A1	-	2
Class I	231,305	10,841
Shares redeemed:
Class A1	-	(880)[6]
Class I	(1,172,665)	(78,439)
Net increase (decrease) in capital share transactions	386,735	2,612,446

[1]	Class A shares were converted into Class I shares effective as of the close of business on June 11, 2021.

[2]	Proceeds from shares sold include $13,492 converted from Class A to Class I.

[3]	Cost of shares redeemed includes $13,492 converted from Class A to Class I.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

[4]	Net redemption fee proceeds of $696 and $134, respectively.

[5]	Shares sold include 878 converted from Class A to Class I.

[6]	Shares redeemed include 880 converted from Class A to Class I.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.54	$11.38	$10.27	$11.12	$11.32
Income from Investment Operations:
Net investment income (loss) [1]	0.24	0.15	0.04	0.20	0.22
Net realized and unrealized gain (loss)	(1.71)	3.09	1.36	(0.40)	(0.27)
Net increase from reimbursement by affiliates	-	-	-	-	- [2,3]
Total from investment operations	(1.47)	3.24	1.40	(0.20)	(0.05)

Less Distributions:
From net investment income	(0.12)	(0.08)	(0.22)	(0.26)	(0.01)
From net realized gain	-	-	(0.07)	(0.39)	(0.14)
Total distributions	(0.12)	(0.08)	(0.29)	(0.65)	(0.15)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$12.95	$14.54	$11.38	$10.27	$11.12

Total return[4]	(10.22)%	28.65%	13.91%	(1.44)%	(0.50)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,891	$49,165	$28,715	$58,326	$106,789

Ratios of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.61%[5]	1.65%[5]	2.03%[5]	1.69%[5]	1.67%[5]
After fees waived, expenses absorbed and fees paid indirectly	1.27%[5]	1.24%[5]	1.31%[5]	1.30%[5]	1.40%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.45%	0.61%	(0.26)%	1.58%	1.65%
After fees waived, expenses absorbed and fees paid indirectly	1.79%	1.02%	0.46%	1.97%	1.92%

Portfolio turnover rate	19%	17%	33%	18%	48%

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	During the year ended November 30, 2018, the Advisor reimbursed the Fund $3,826 for errors during processing. The reimbursement had no impact to the Fund’s performance.

[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.02% for the year ended November 30, 2022. For the years ended November 30, 2021, 2020, 2019, and 2018, the ratios would have been lowered by 0.03%, 0.14%, 0.13%, and 0.24%, respectively.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.81	$12.14	$10.19	$9.86	$10.84
Income from Investment Operations:
Net investment income (loss) [1]	0.12	0.11	(0.02)	0.10	0.08
Net realized and unrealized gain (loss)	(3.28)	1.61	2.07	0.40	(0.96)
Net increase from reimbursement by affiliates	-	-	- [2,3]	- [2,4]	- [2,5]
Total from investment operations	(3.16)	1.72	2.05	0.50	(0.88)

Less Distributions:
From net investment income	(0.08)	-	(0.10)	(0.07)	(0.03)
From net realized gain	(0.52)	(0.05)	-	(0.10)	(0.07)
Total distributions	(0.60)	(0.05)	(0.10)	(0.17)	(0.10)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.05	$13.81	$12.14	$10.19	$9.86

Total return[6]	(23.95)%	14.24%	20.23%	5.18%	(8.20)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,262	$70,573	$30,329	$21,882	$18,575

Ratio of expenses to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.56%	1.54%	2.20%	2.24%	2.59%
After fees waived, expenses absorbed and fees paid indirectly	1.10%	1.13%[7]	1.19%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid
indirectly	0.63%	0.37%	(1.20)%	(0.07)%	(0.69)%
After fees waived, expenses absorbed and fees paid indirectly	1.09%	0.78%	(0.19)%	0.97%	0.70%

Portfolio turnover rate	36%	14%	44%	32%	52%

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	During the year ended November 30, 2020, an affiliate reimbursed the Fund $4,202 for FX loss. The reimbursement had no impact to the Fund’s performance.

[4]	During the year ended November 30, 2019, the Advisor reimbursed the Fund $1,272 for errors during processing. The reimbursement had no impact to the Fund’s performance.

[5]	During the year ended November 30, 2018, the Advisor reimbursed the Fund $1,010 for errors during processing. The reimbursement had no impact to the Fund’s performance.

[6]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[7]	Effective as of the close of business on June 11, 2021, the Advisor has contractually agreed to limit the annual fund operating expenses to 1.10%. Prior to the close of business on June 11, 2021, the annual fund operating expense limitation was 1.25%.

See accompanying Notes to Financial Statements.

ACR Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

Note 1 – Organization

ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ACR Multi-Strategy Quality Return (MQR) Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I. Effective as of the close of business on June 11, 2021, Class A shares were converted into Class I shares. Class A shares were subsequently terminated.

The ACR International Quality Return (IQR) Fund seeks to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and above the Fund’s benchmark over a full market cycle. The Fund commenced investment operations on December 30, 2016, with two classes of shares, Class A and Class I. Effective as of the close of business on June 11, 2021, Class A shares were converted into Class I shares. Class A shares were subsequently terminated.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

(b) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

(e) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of November 30, 2022 and during the prior three tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

(h) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with ACR Alpine Capital Research, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 31, 2023 for the Funds, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the annual investment advisory fees and expense cap by Fund.

	Investment Advisory Fees	Total Limit on Annual Operating Expenses †
ACR Multi-Strategy Quality Return (MQR) Fund	1.00%	1.25%
ACR International Quality Return (IQR) Fund	1.00%	1.10%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2022, the Advisor waived a portion of its advisory fees totaling $159,090 for the ACR Multi-Strategy Quality Return (MQR) Fund and $289,290 for the ACR International Quality Return (IQR) Fund. The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2022 the amount of these potentially recoverable expenses was $631,597 and $733,479 for the ACR Multi-Strategy Quality Return (MQR) Fund and the ACR International Quality Return (IQR) Fund, respectively. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
2023	$289,883	$222,043
2024	182,624	222,146
2025	159,090	289,290
Total	$631,597	$733,479

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2022, are reported on the Statements of Operations.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2022, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At November 30, 2022, the cost of securities and the proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation of investments and securities sold short for federal income tax purposes were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund*
Cost of investments and proceeds from securities sold short	$45,433,452	$69,898,297

Gross unrealized appreciation	$7,565,196	$4,240,403
Gross unrealized depreciation	(8,799,418)	(19,201,434)

Net unrealized appreciation (depreciation) on investments and securities sold short	$(1,234,222)	$(14,961,031)

*	The Fund did not hold any securities sold short during the year ended November 30, 2022.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings (deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
ACR Multi-Strategy Quality Return (MQR) Fund	$700	$(700)
ACR International Quality Return (IQR) Fund	542	(542)

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Undistributed ordinary income	$829,669	$890,362
Undistributed long-term capital gains	559,331	-
Accumulated earnings	1,389,000	890,362

Accumulated capital and other losses	-	(811,838)
Unrealized appreciation (depreciation) on
investments and securities sold short	(1,234,222)	(14,961,031)
Unrealized appreciation (depreciation) on
foreign currency translations	(3,757)	(3,485)
Unrealized deferred compensation	(22,972)	(22,230)

Total accumulated earnings (deficit)	$128,049	$(14,908,222)

At November 30, 2022, the Funds had non-expiring capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term
ACR Multi-Strategy Quality Return (MQR) Fund	$-	-
ACR International Quality Return (IQR) Fund	811,838	-

During the period ended November 30, 2022, the Multi-Strategy Quality Return (MQR) Fund utilized $469,456 of long-term capital loss carryforwards.

The tax character of distributions paid during the periods ended November 30, 2022 and November 30, 2021 were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund		ACR International Quality Return (IQR) Fund
Distribution paid from:	2022	2021	2022	2021
Ordinary income	$399,519	$228,180	$428,785	$137,821
Net long-term capital gains	-	-	2,656,682	-
Total taxable distributions	$399,519	$228,180	$3,085,467	$137,821

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2022 and the year ended November 30, 2021, respectively, the ACR Multi-Strategy Quality Return (MQR) Fund received $814 and $2,862 in redemption fees, and the ACR International Quality Return (IQR) Fund received $696 and $134 in redemption fees.

Note 6 – Investment Transactions

For the year ended November 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
ACR Multi-Strategy Quality Return (MQR) Fund	$14,201,567	$7,619,779	$-	$-
ACR International Quality Return (IQR) Fund	34,100,299	20,678,581	-	-

Note 7 - Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2022, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2022, in valuing the Funds’ assets carried at fair value:

ACR Multi-Strategy Return (MQR) Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stock
Communications	$4,430,000	$-	$-	$4,430,000
Consumer Discretionary	6,191,701	2,567,859	-	8,759,560
Consumer Staples	232,855	-	-	232,855
Energy	1,944,736	931,921	-	2,876,657
Financials	12,033,425	917,997	-	12,951,422
Industrials	1,822,200	5,127,640	-	6,949,840
Materials	1,950,187	-	-	1,950,187
Real Estate	797,683	-	-	797,683
Technology	895,800	-	-	895,800
Preferred Stocks	-	-	1,027,185	1,027,185
Short-Term Investments	3,796,466	-	-	3,796,466
Total Assets	$34,095,053	$9,545,417	$1,027,185	$44,667,655

Liabilities
Securities Sold Short
Exchange-Traded Funds	468,425	-	-	468,425
Total Liabilities	$468,425	$-	$-	$468,425

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

ACR International Quality Return (IQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Common Stock
Canada	$4,818,867	$-	$-	$4,818,867
Denmark	-	2,284,299	-	2,284,299
France	-	8,577,951	-	8,577,951
Guernsey	-	1,586,489	-	1,586,489
Ireland	1,689,968	3,227,641	-	4,917,609
Norway	1,598,531	1,430,968	-	3,029,499
Switzerland	-	4,132,300	-	4,132,300
United Kingdom	19,015,193	5,408,126	-	24,423,319
Short-Term Investments	1,166,933	-	-	1,166,933
Total Assets	$28,289,492	$26,647,774	$-	$54,937,266

*	The Fund did not hold any Level 3 securities at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

ACR Multi-Strategy Quality Return (MQR) Fund
Beginning balance November 30, 2021	$297,923
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	729,262
Net purchases	-
Return of Capital	-
Net sales	-
Balance as of November 30, 2022	$1,027,185

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2022:

ACR Multi-Strategy Quality Return (MQR) Fund

Asset Class	Fair Value at 11/30/2022	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Preferred Stocks	$1,027,185	Asset Approach	Estimated Recovery Proceeds	$20.3370 - $312.0420	$292.65	Increase

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds each declared the payment of distributions to be paid, on December 15, 2022, to shareholders of record on December 14, 2022 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
ACR Multi-Strategy Quality Return (MQR) Fund	Class I Shares	None	$0.16458	$0.24412
ACR International Quality Return (IQR) Fund	Class I Shares	None	None	$0.16162

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Funds and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACR Multi-Strategy Quality Return Fund (MQR) Fund and ACR International Quality Return Fund (IQR) (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, counter party, and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 27, 2023

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended November 30, 2022, the International Quality Return (IQR) Fund designates $2,656,682 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2022, 100% and 100%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) and the International Quality Return (IQR) Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2022, 89.82% of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) Fund is designated as a dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 - present); Independent Consulting, financial services organizations (March 2021 - March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 - March 2021).	2	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 - present); Director, Managed Accounts, Merrill Lynch (2007 - 2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 - present).	2	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 - June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	2	None.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 - present); Executive Vice President, UMB Fund Services, Inc. (2007 - present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	2

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-

Managed Capital Appreciation

Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity

Core Alternative

Fund, Keystone Private Income Fund, First

Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First

Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed- end investment company.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 - present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 - present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2022).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2019).	N/A	N/A

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 - September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 61 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 26-27, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and ACR Alpine Capital Research, LLC (the “Investment Advisor”) with respect to the ACR Multi-Strategy Quality Return (MQR) Fund (the “MQR Fund”) and the ACR International Quality Return (IQR) Fund (the “IQR Fund” and together with the MQR Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended July 31, 2022; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The MQR Fund’s annualized total return for the three-year period was above the Peer Group and US Fund Tactical Allocation Fund Universe median returns, the HFRI Equity Hedge (Total) Index return, and the MSCI All Country World Index return. For the five-year period, the Fund’s annualized total return was above than the Peer Group and Fund Universe median returns and the HFRI Index return, but below the MSCI Index return by 1.45%. The Fund’s total return for the one-year period was above the Peer Group median return and MSCI Index return, but below the HFRI Index return and Fund Universe median return by 1.57% and 2.51%, respectively. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance relative to the MSCI Index over the five-year period could be attributed to the Fund’s cash position and to the fact that the Fund’s style tilts more toward value than growth, and that growth stocks generally outperformed value stocks over the five-year period. The Trustees also observed that the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group for the one-, three-, and five-year periods.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The IQR Fund’s annualized total return for the three-year period was above the Peer Group median return and the MSCI All Country World Ex-USA Index return, but below the US Fund Foreign Small/Mid Blend Fund Universe median return by 0.05%. For the five-year period, the Fund’s annualized total return was above the Peer Group median return, but below the Fund Universe median return by 0.34% and the MSCI Index return by 1.02%. The Fund’s total return for the one-year period was below the Fund Universe and Peer Group median returns and the MSCI Index return by 7.85%, 10.73%, and 12.07%, respectively. The Trustees considered the Investment Advisor’s assertion that the Fund’s underperformance relative to the MSCI Index over the five-year period was largely due to the Fund’s higher allocation to smaller capitalization companies, which, the Investment Advisor believes, tend to exhibit worse near-term price performance than larger companies during times of heightened market volatility. The Trustees also considered the Investment Advisor’s explanation that the Fund’s performance over the one-year period was hindered by its lack of exposure to energy or utility companies, as both sectors outperformed over the period.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The MQR Fund’s annual investment advisory fee (gross of fee waivers) was higher than the US Fund Tactical Allocation Fund Universe and Peer Group medians by 0.23% and 0.25%, respectively. The Trustees noted, however, that the Fund’s advisory fee was not in the top quartile of funds in the Fund Universe, and that the Investment Advisor had waived a portion of its advisory fee since the Fund’s inception. The Trustees considered that the Investment Advisor charges only a performance fee, and no asset-based fee, to the private ACR MQR fund, which is managed in a similar fashion to the Fund. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.20% and 0.24%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

●	The IQR Fund’s annual investment advisory fee (gross of fee waivers) was higher than the US Fund Foreign Small/Mid Blend Fund Universe and Peer Group medians by 0.10% and 0.125%, respectively. The Trustees noted the Investment Advisor’s belief that the Fund’s advisory fee does not undermine the Fund’s longer-term value proposition given its concentrated strategy, and that the Investment Advisor intends to limit the capacity of the Fund in an effort to maintain the integrity of the strategy. The Trustees considered that the Investment Advisor does not manage any other client accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts of the Investment Advisor. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.04% and 0.14%, respectively. The Trustees considered the Investment Advisor’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended July 31, 2022, noting that the Investment Advisor had waived a significant portion of its advisory fee for each of the MQR Fund and the IQR Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the MQR Fund and the IQR Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 27, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

ACR International Quality Return (IQR) Fund

ACR Multi-Strategy Quality Return (MQR) Fund

The Board has appointed ACR Alpine Capital Research, LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from August 1, 2021 through July 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;

●	An overview of market liquidity for each Fund during the Program Reporting Period;

●	Each Fund’s ability to meet redemption requests;

●	Each Fund’s cash management;

●	Each Fund’s borrowing activity, if any, in order to meet redemption requests;

●	Each Fund’s compliance with the 15% limit of illiquid investments; and

●	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

ACR Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
ACR Multi-Strategy Quality Return (MQR) Fund		6/1/22	11/30/22	6/1/22 – 11/30/22
Class I	Actual Performance	$1,000.00	$921.10	$6.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.73	6.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% for the Class I shares, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
ACR International Quality Return (IQR) Fund		6/1/22	11/30/22	6/1/22 – 11/30/22
Class I	Actual Performance	$1,000.00	$860.40	$5.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% for the Class I shares, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

ACR Alpine Capital Research, LLC

8000 Maryland Avenue, Suite 700

Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101
www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802
ACR International Quality Return (IQR) Fund – Class I	IQRIX	46141T 653

Privacy Principles of the ACR Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 955-9552 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 955-9552.

ACR Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 955-9552

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$25,500	$25,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/06/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	02/06/2023